Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


GROWTH

Annual Report
2001

DELAWARE
U.S.Growth Fund

[Graphic Omitted] Powered by Research.(SM)

A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years experience, bringing a wealth of knowledge and expertise to our management team.
o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates managed approximately $80 billion in assets as of September 30, 2001.

   Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

   Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.



Table of Contents

Letter to Shareholders                   1

Portfolio Management Review              3

New at Delaware                          5

Performance Summary                      6

Financial Statements:

Statement of Net Assets                  7

Statement of Operations                  9

Statements of Changes in Net Assets     10

Financial Highlights                    11

Notes to Financial Statements           15

Report of Independent Auditors          17

Letter to Shareholders

Delaware U.S. Growth Fund
November 13, 2001

Recap of Events
The fiscal year ended October 31, 2001, was a challenge for most investors. Shaky market conditions throughout the period worsened immediately following the terrorist attacks of September 11(th). The weakening U.S. economy left investors disappointed and discouraged.

In November of 2000, stocks were already giving up many of the strong gains achieved during the latter half of the 1990s. As the economy weakened last winter, those struggles turned into an extended bear market that severely challenged stock investors.

During the fiscal year ended October 31, 2001, the S&P 500 Index gave up 24.89% while Delaware U.S. Growth Fund, which uses the index as its benchmark, returned -38.36% (Class A shares at net asset value with dividends and distributions reinvested). The Fund's peer group, as measured by the 879 funds in the Lipper Large-Cap Growth Funds Average, lost 38.73% for the same period.

The disappointing performance for both the Fund and the S&P 500 Index was initially magnified by the events of September 11(th), when markets experienced an unexpected jolt. The terrorist attacks brought about a new series of trials for our country, and for the markets as well. The attacks have far reaching implications for both U.S. policymaking and for the economy.

Between September 11, 2001, and the close of your Fund's fiscal year, the U.S. economy was clearly dealt a blow. While some indicators during the summer had been pointing to a recovery beginning in late 2001, we believe that recovery has likely been pushed well into next year.

"Between September 11, 2001, and the close of your Fund's fiscal year, the U.S. economy was clearly dealt a blow."

When the New York Stock Exchange reopened on September 17(th)after an unplanned four-day hiatus, stock prices generally fell sharply. However, the stock market stabilized during the two weeks of trading that followed the attacks. In fact, October was a strong month for many equities. Major indexes lost significant ground immediately following the attacks, but rallied in subsequent weeks. For example, both the S&P 500 Index and the Nasdaq Composite Index made up some lost ground in October. Each eventually surpassed its September 10(th)closing value before finishing just below it on October 31(st).

While the stock market has generally been characterized by a very unclear short-term outlook, the good news is that much has been done to help steer the U.S. economy toward growth. The U.S. Federal Reserve began cutting interest rates aggressively in January 2001. The income tax cut enacted earlier this year should also help stimulate our economy, as should financial aid packages for the airline and insurance industries that were approved following the attacks. Furthermore, the Securities and Exchange Commission relaxed rules in September to temporarily allow U.S. corporations to more easily repurchase shares of their own stock. In our opinion, all of this combines to create fuel for the economy. We think it is likely that the U.S. will see economic expansion before long.

Total Return
For the period ended October 31, 2001                 One Year

Delaware U.S. Growth Fund-- Class A Shares            -38.36%
Standard & Poor's 500 Index                           -24.89%
Lipper Large-Cap Growth Funds Average (879 funds)     -38.73%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all dividends and distributions. Performance information for all Fund classes and a description of the index can be found on page 6. The Lipper Large-Cap Growth Funds Average represents the average return of a peer group of large-cap growth mutual funds tracked by Lipper (Source:
Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Outlook
The U.S. has responded with great fortitude to the events of recent months. However, with international events currently hard to predict, we believe that any forecast of short-term market performance is imprudent.

The third quarter of 2001 was the single worst calendar quarter for U.S. stocks in 14 years -- since the quarter that included the October 1987 crash (Source:
Dow Jones). At Delaware Investments, we believe that after 18 months of generally trending downward, a large number of high-quality stocks reached attractive prices by October 31, 2001. It is wise at this time, however, for investors to speak with their financial advisors and review their time horizons. Logic tells us that the effects of the terrorist attacks have likely pushed back any significant economic recovery until at least early 2002. In our opinion, the opportunities currently available in the stock market should benefit long-term equity investors who are willing to be patient in awaiting an economic recovery.

We believe strongly in the resilience of America and its economy. We also know from experience that the stock market undergoes ups and downs over short periods, but can be a driver of growth in the long term. We encourage investors to keep the faith, and to adhere to a regular investment plan, which in the long run can help offset the effects of market volatility. History shows that investors willing to remain disciplined in challenging times such as these can find themselves rewarded over time.

Thank you for your continued confidence in and your commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.
-------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds

/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio Management Review

Delaware U.S. Growth Fund
November 13, 2001

Fund Manager
Francis Houghton
Senior Portfolio Manager

The Fund's Results
The fiscal year ended October 31, 2001, was one of the worst on record for U.S. growth funds, and Delaware U.S. Growth Fund was not immune to the declines. For the year, your Fund returned -38.36% (Class A shares at net asset value with dividends and distributions reinvested). This performance was in line with the Fund's Lipper peer group, and considerably better than performance in some of the worst-faring market sectors, such as technology and telecommunications.

Technology issues led the downward momentum for stocks, as abruptly slowing growth and reduced earnings prospects translated into poor performance. During the fiscal year, the technology-heavy Nasdaq Composite Index lost 49.84%. Dating back to its high in March 2000, the Nasdaq had lost almost 70% of its value by the time it fell below the 1,500 mark in the week after the September 11(th)terrorist attacks.

For much of our fiscal year, stocks that couldn't support high valuations continued to fall. An oversupply of inventory combined with lower-than-expected earnings depressed stock prices.

Against this backdrop of worsening economic conditions, we made changes within Delaware U.S. Growth Fund to help minimize some risk. We still invest in companies that offer strong growth potential, but have recently emphasized such sectors as healthcare & pharmaceuticals, banking & finance, and cable & media while maintaining significant positions in companies that are considered to be technology leaders.

Portfolio Highlights The changes made during the period are best illustrated by a look at the Fund's top 10 holdings and top 10 sectors. Only two companies, Baxter International and Genetech, remain among the top 10 holdings from the start of the fiscal year. During the year, the Fund's cumulative exposure to technology-related holdings across various sectors was reduced. Healthcare holdings as a percentage of fund assets rose slightly to 21.2% during the fiscal year, while our banking & finance and insurance sectors now represent 11.5% of net assets, up from 4.3% one year prior.

As the stock market suffered, healthcare company Johnson & Johnson starred. The diversified healthcare company was the Fund's top holding as of fiscal year-end. Current operations are strong and earnings are expected to reach record levels in 2001 and again in 2002, growing 15-16% in both years. Prospects beyond 2002 have been enhanced by the company's solid new pharmaceutical pipeline, and excellent test results for its new drug-coated stents that are used to treat arterial disease conditions. The latter is potentially a $1 billion opportunity for J&J. European introduction of the new stents is expected in 2002, and U.S. market entry in early 2003.

Baxter International is another healthcare company whose strong market performance over the last 12 months can be attributed to the steadily improving operating results reported in recent years. Baxter has transformed itself over the last decade from an old-line hospital supply organization to a faster growing international biopharmaceutical company. Recombinant Factor VIII, the company's dominant product for the treatment of hemophilia, continues to grow rapidly as demand currently outstrips supply.

General Dynamics, a diversified defense contractor, was added to the portfolio during the year. Even before the events of September 11(th), increasing evidence suggested that a decade of defense spending cuts was about to reverse trend. Industry consolidation and reduced cost structures positioned the few remaining large defense companies to potentially expand earnings over a multi-year period. The stock has been a positive performer to date.

Clearly, all was not well in the portfolio during the past 12 months as your Fund suffered along with its peers. Poor business conditions and contracting valuations made matters difficult even for technology leaders Cisco Systems and Oracle. Both lost substantial market value during the period but remain in the portfolio as of year-end. Even companies managing to post strong earnings were dragged lower during the period. Wal-Mart Stores continued to grow at enviable rates but was not rewarded in the market place. Shares of Dynegy, a leading power producer, declined despite a 60% earnings increase in the most recent quarter.

There were some timely sales during the year. Ciena, the Funds former top holding, was sold before the stock dropped sharply. Other timely sales included Inhale Therapeutic Systems. A portion of the Funds position in Enron was also sold at favorable prices.

Delaware U.S. Growth Fund
Sector Allocation
As of October 31, 2001

Healthcare & Pharmaceuticals 21.2%

Computers & Technology 16.8%

Banking & Finance 11.0%

Energy 8.3%

Retail 8.1%

Cable & Media 7.5%

Electronics & Electrical Equipment 4.9%

Aerospace & Defense 3.8%

Electronic Production Equipment 3.3%

Biotechnology 3.1%

Transportation & Shipping 2.1%

Telecommunications 1.5%

Food, Beverage & Tobacco 1.3%

Insurance 0.5%



Portfolio Characteristics

October 31, 2001
----------------------------------------------------
Beta*                                           1.24
----------------------------------------------------
Average Price-to-Earnings Ratio**              25.63
----------------------------------------------------
Median Market Capitalization          $27.79 million
----------------------------------------------------
Portfolio Turnover                               70%
----------------------------------------------------

 *Beta is a measure of risk relative to the market. A number less than 1.0 means less historical price volatility than the market. A number higher than 1.0 means more historical volatility.

**P/E is based on analysts forward earnings estimates as reported by First
  Call/Thomson Financial.

Outlook
While the events of September 11(th) have probably postponed a U.S. economic recovery until the second half of 2002, aggressive monetary and fiscal policies offer cause for optimism. Corporate profit margins in the third quarter of 2001 were the lowest in 19 years. However, cost reduction programs are well underway and earnings comparisons will become easier as we enter 2002. Stock market performance historically improves three to seven months prior to a trough in corporate profits. As earnings visibility improves, some portion of the over $2 trillion held in money market funds will return to equities.

We will continue to focus on identifying companies with strong growth prospects. Investments in innovative, well-financed companies enjoying leadership positions tend to provide attractive returns over reasonable time periods. These characteristics plus emphasis on new products, services, and technologies are the foundation of the Funds investment philosophy.


Delaware U.S. Growth Fund
Top 10 Holdings
October 31, 2001

                                             Percentage
Company                                    of Net Assets
---------------------------------------------------------
1. Johnson & Johnson                            4.1%
---------------------------------------------------------
2. Eli Lilly                                    4.0%
---------------------------------------------------------
3. Baxter International                         3.8%
---------------------------------------------------------
4. General Dynamics                             3.7%
---------------------------------------------------------
5. Abbott Laboratories                          3.7%
---------------------------------------------------------
6. Schering-Plough                              3.4%
---------------------------------------------------------
7. Comcast -- Class A                           3.2%
---------------------------------------------------------
8. Wal-Mart Stores                              3.1%
---------------------------------------------------------
9. Genentech                                    3.1%
---------------------------------------------------------
10. Viacom -- Class B                           2.7%
---------------------------------------------------------

New at Delaware

Get a Jump on 2001 Taxes With Delaware's
Online Account Access Feature!

Why wait for your year-end statement to arrive before you start your tax planning? Get a head start on your tax preparation for 2001.

You can review all of your 2001 Delaware Investments account transactions online at anytime by using Delaware's online Account Access feature. Register for online Account Access and start planning your tax strategy before the end of the year. And if you use Quicken(R) TurboTax(R) to prepare your taxes, this year you can make tax preparation even easier. Delaware Investments has joined TurboTax Connect to offer shareholders Intuit's Instant Data Entry.

The Instant Data Entry feature helps you complete your tax forms by quickly, securely, and accurately retrieving common tax information -- dividends and transactions -- from Delaware Investments and instantly entering that information in the correct forms in TurboTax. The Instant Data Entry feature is included in all individual 1040 versions of TurboTax.

To use Instant Data Entry, you must be registered for Delaware's online Account Access feature. Account Access is a password-protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform account transactions in a secure environment.

For more information about Delaware's online Account Access feature and Instant Data Entry, call our Shareholder Service Center at 800 523-1918. Shareholder representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time. You can also register for online Account Access by visiting our web site at www.delawareinvestments.com.

Delaware
  U.S. Growth Fund

Fund Basics

As of October 31, 2001
-------------------------------------------------
Fund Objective:
The Fund seeks maximum capital appreciation.
-------------------------------------------------
Total Fund Net Assets:
$186.82 million
-------------------------------------------------
Number of Holdings:
48
-------------------------------------------------
Fund Start Date:
December 3, 1993
-------------------------------------------------
Your Fund Manager:
Francis Houghton joined Delaware Investments in March 2000 as a result of the integration of Lynch & Mayer's investment personnel into Delaware. He has been managing the Fund since 1999. Prior to joining Lynch & Mayer in 1990, he was Chairman of BMI Capital, a Portfolio Manager at Neuberger & Berman and a Partner at Oppenheimer & Co., Inc. He received a BBA from Manhattan College and attended New York University Graduate School of Business Administration.
-------------------------------------------------
Nasdaq Symbols:
Class A DUGAX
Class B DEUBX
Class C DEUCX

Delaware U.S. Growth Fund Performance
Average Annual Total Returns

Through October 31, 2001     Lifetime     Five Years     One Year
--------------------------------------------------------------------
Class A (Est. 12/3/93)
Excluding Sales Charge        +10.41%       +9.62%      -38.36%
Including Sales Charge         +9.59%       +8.33%      -41.90%
--------------------------------------------------------------------
Class B (Est. 3/29/94)
Excluding Sales Charge        +10.11%       +8.83%      -38.79%
Including Sales Charge        +10.11%       +8.60%      -41.81%
--------------------------------------------------------------------
Class C (Est. 5/23/94)
Excluding Sales Charge        +10.99%       +8.92%      -38.78%
Including Sales Charge        +10.99%       +8.92%      -39.38%
--------------------------------------------------------------------

Returns reflect the reinvestment of all dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime, five-year, and one-year periods ended October 31, 2001 for Delaware U.S. Growth Fund's Institutional Class were +10.24%, +9.93%, and -38.20%, respectively. Institutional Class shares were first made available on February 3, 1994 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware U.S. Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund dividends and distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DEUIX

Performance of a $10,000 Investment
December 3, 1993 (Fund inception) through October 31, 2001


                       U.S. Growth Fund
Period End              Class A Shares               S&P 500 Index
----------              --------------               -------------
12/3/93                    $ 9,425
12/31/93                   $ 9,463                     $10,000
10/31/94                   $ 9,633                     $10,361
10/31/95                   $11,727                     $13,101
10/31/96                   $13,038                     $16,258
10/31/97                   $17,364                     $21,478
10/31/98                   $19,191                     $26,201
10/31/99                   $25,588                     $32,929
10/31/00                   $33,479                     $34,935
10/31/01                   $20,636                     $26,235

Chart assumes $10,000 invested on December 3, 1993, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the S&P 500 Index at that month's end, December 31, 1993. After December 31, 1993, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement of Net Assets

Delaware U.S. Growth Fund
October 31, 2001

                                                         Number of     Market
                                                          Shares        Value
                                                         ---------     ------
Common Stock 93.20%
Aerospace & Defense -- 3.75%
General Dynamics ......................................   85,800    $ 7,001,280
                                                                    -----------
                                                                      7,001,280

Banking & Finance -- 10.98%
  Alliance Capital Management LP ......................   19,200        914,880
  Capital One Financial ...............................   38,300      1,582,173
  Citigroup ...........................................   63,900      2,908,728
  Freddie Mac .........................................   64,100      4,347,262
  Fannie Mae ..........................................   25,300      2,048,288
  Golden West Financial ...............................   63,900      3,105,540
  Merrill Lynch & Company .............................   68,100      2,976,651
  USAEducation ........................................   32,300      2,634,388
                                                                    -----------
                                                                     20,517,910
                                                                    -----------
Biotechnology -- 3.07%
  Genentech ...........................................  109,900      5,742,275
                                                                    -----------
                                                                      5,742,275
                                                                    -----------
Cable & Media -- 7.51%
 +Clear Channel Communications ........................   78,701      3,000,082
 +Comcast  Class A ....................................  165,900      5,945,856
 +Viacom  Class B .....................................  139,200      5,082,192
                                                                    -----------
                                                                     14,028,130
                                                                    -----------
Computers & Technology -- 16.80%
 +AOL Time Warner .....................................  147,800      4,612,838
  Automatic Data Processing ...........................   23,300      1,203,678
 +Cisco Systems .......................................  170,000      2,876,400
  Electronic Data Systems .............................   46,600      2,999,642
  First Data ..........................................   57,400      3,878,518
  Linear Technology ...................................  100,700      3,907,160
 +Oracle ..............................................  213,400      2,893,704
 +Siebel Systems ......................................   82,700      1,350,491
 +Sun Microsystems ....................................  246,400      2,500,960
 +VeriSign ............................................   75,300      2,914,863
 +Veritas Software ....................................   79,200      2,247,696
                                                                    -----------
                                                                     31,385,950
                                                                    -----------
Electronic Production Equipment -- 3.33%
 +Applied Materials ...................................   70,100      2,391,111
 +Celestica ...........................................  111,300      3,819,816
                                                                    -----------
                                                                      6,210,927
                                                                    -----------
Electronics & Electrical Equipment -- 4.89%
  Emerson Electric ....................................   84,900      4,161,798
  Intel ...............................................  203,500      4,969,470
                                                                    -----------
                                                                      9,131,268
                                                                    -----------

Energy -- 8.29%
 +BJ Services .........................................  144,700      3,702,873
  Dynegy ..............................................  126,100      4,526,990
  Enron ...............................................   56,100        779,790
  Schlumberger Limited ................................   42,200      2,043,324
  Transocean Sedco Forex ..............................  147,167      4,437,085
                                                                    -----------
                                                                     15,490,062
                                                                    -----------

                                                         Number of     Market
                                                          Shares        Value
                                                         ---------     ------
Common Stock (continued)

Food, Beverage & Tobacco -- 1.26%
  Anheuser Busch ......................................   56,600   $  2,357,956
                                                                   ------------
                                                                      2,357,956
                                                                   ------------
Healthcare & Pharmaceuticals -- 21.16%
  Abbott Laboratories .................................  131,400      6,961,572
  Baxter International ................................  147,600      7,139,412
  ImClone Systems .....................................   24,984      1,528,771
  Johnson & Johnson ...................................  131,700      7,626,747
  Lilly (Eli) .........................................   98,300      7,519,950
  Medtronic ...........................................   60,800      2,450,240
  Schering-Plough .....................................  169,600      6,305,728
                                                                   ------------
                                                                     39,532,420
                                                                   ------------
Insurance 0.53%
  ACE Limited .........................................   28,100        990,525
                                                                   ------------
                                                                        990,525
                                                                   ------------
Retail 8.09%
  Best Buy ............................................   57,000      3,129,300
  Home Depot ..........................................  114,100      4,362,043
  Kohls ...............................................   32,800      1,824,008
  Wal-Mart Stores .....................................  112,800      5,797,920
                                                                   ------------
                                                                     15,113,271
                                                                   ------------

Telecommunications --  1.48%
  Sprint ..............................................  123,800      2,760,740
                                                                   ------------
                                                                      2,760,740
                                                                   ------------

Transportation & Shipping 2.06%
  United Parcel Service -- Class B ....................   75,300      3,840,300
                                                                   ------------
                                                                      3,840,300
                                                                   ------------
Total Common Stock (cost $196,091,740) ................             174,103,014
                                                                   ------------

                                                      Principal       Market
                                                        Amount         Value
                                                      ---------       ------
Repurchase Agreements  7.29%

 With BNP Paribas 2.57% 11/1/01
  (dated 10/31/01, collateralized by
  $1,389,000 U.S. Treasury Notes
  6.25% due 6/30/02, market value
  $1,456,421 and $2,231,000 U.S. Treasury
  Notes 10.75% due 8/15/05,
  market value $2,860,662) .........................  $4,221,000     4,221,000

 With Cantor Fitzgerald 2.56% 11/1/01
  (dated 10/31/01, collateralized by
   $1,973,000 U.S. Treasury Notes
   4.625% due 2/28/03, market value
   $2,050,407 and $1,957,000 U.S. Treasury
   Notes 4.25% due 5/31/03,
   market value $2,050,303) ........................   4,020,000     4,020,000

Delaware U.S. Growth Fund

                                                      Principal       Market
                                                        Amount         Value
                                                      ---------       ------
Repurchase Agreements (continued)
 With JP Morgan Chase 2.50% 11/1/01
  (dated 10/31/01, collateralized by
  $1,168,000 U.S. Treasury Notes
  6.125% due 12/31/01, market
  value $1,199,011) ...............................   $1,169,000    $ 1,169,000

With UBS Warburg 2.57% 11/1/01
  (dated 10/31/01, collateralized by
  $4,155,000 U.S. Treasury Notes
  7.50% due 11/15/01, market
  value $4,305,750) ...............................    4,221,000      4,221,000
                                                                    -----------
Total Repurchase Agreements
  (cost $13,631,000) ..............................                  13,631,000
                                                                    -----------
Total Market Value of Securities - 100.49%
  (cost $209,722,740) .............................                 187,734,014

Liabilities Net of Receivables and
  Other Assets - (0.49%) ..........................                    (918,414)
                                                                    -----------
Net Assets Applicable to 16,096,055
  Shares Outstanding - 100.00% ....................                $186,815,600
                                                                   ============

Net Asset Value -- Delaware U. S. Growth
  Fund Class A
  ($66,896,836 / 5,669,457 Shares) ................                      $11.80
                                                                         ------
Net Asset Value - Delaware U. S. Growth
  Fund Class B
  ($62,657,567 / 5,701,427 Shares) ................                      $10.99
                                                                         ------
Net Asset Value - Delaware U. S. Growth
  Fund Class C
  ($14,959,436/ 1,256,137 Shares) .................                      $11.91
                                                                         ------
Net Asset Value - Delaware U. S. Growth
  Fund Institutional Class
  ($42,301,761 / 3,469,034  Shares) ...............                      $12.19
                                                                         ------
Components of Net Assets at October 31, 2001:

Shares of beneficial interest (unlimited
  authorization - no par) .........................                $245,057,173
Accumulated net realized loss on investments ......                 (36,252,847)
Net unrealized depreciation of investments ........                 (21,988,726)
                                                                   ------------
Total net assets ..................................                $186,815,600
                                                                   ============

+Non-income producing security for the year ended October 31, 2001.

Net Asset Value and Offering Price per Share --
  Delaware U. S. Growth Fund

Net asset value Class A (A) .......................                      $11.80
Sales charge (5.75% of offering price, or
  6.10% of amount invested per share) (B) .........                        0.72
                                                                         ------
Offering price ....................................                      $12.52
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement of Operations


Delaware U.S. Growth Fund
Year Ended October 31, 2001

Investment Income:
  Dividends ......................................................... $   1,718,026
  Interest ..........................................................     1,023,043              $   2,741,069


Expenses:
  Management fees ...................................................     1,537,755
  Dividend disbursing and transfer agent fees and expenses ..........     1,375,697
  Distribution expenses .............................................     1,230,766
  Accounting and administration expenses ............................       102,298
  Registration fees .................................................        89,440
  Reports and statements to shareholders ............................        90,938
  Professional fees .................................................        25,995
  Custodian fees ....................................................        19,663
  Trustees fees .....................................................        10,809
  Taxes (other than taxes on income) ................................           228
  Other .............................................................        54,495                  4,538,084
                                                                      -------------
  Less expenses absorbed or waived ..................................                                 (554,098)
  Less expenses paid indirectly .....................................                                   (6,826)
                                                                                                --------------
  Total expenses                                                                                     3,977,160
                                                                                                --------------


Net Investment Loss .................................................                               (1,236,091)
                                                                                                --------------


Net Realized and Unrealized Loss on Investments:
  Net realized loss on investments ..................................                              (35,994,764)
  Net change in unrealized appreciation/depreciation of investments..                              (81,099,949)
                                                                                                --------------
Net Realized and Unrealized Loss on Investments .....................                             (117,094,713)
                                                                                                --------------


Net Decrease in Net Assets Resulting from Operations ................                            $(118,330,804)
                                                                                                ==============

See accompanying notes

Statements of Changes in Net Assets

Delaware U.S. Growth Fund



                                                                                           Year           Ended
                                                                                         10/31/01        10/31/00
Increase (Decrease) in Net Assets from Operations:
Net investment loss ..............................................................   $  (1,236,091)   $  (2,416,524)
  Net realized gain (loss) on investments ........................................     (35,994,764)       3,729,323
  Net change in unrealized appreciation/depreciation of investments ..............     (81,099,949)      36,671,270
                                                                                     -------------    -------------
  Net increase (decrease) in net assets resulting from operations ................    (118,330,804)      37,984,069
                                                                                     -------------    -------------

Dividends and Distributions to Shareholders from:
  Net realized gain on investments:
    Class A ......................................................................      (1,280,054)      (1,578,957)
    Class B ......................................................................      (1,244,083)      (1,206,412)
    Class C ......................................................................        (241,213)        (286,903)
    Institutional Class ..........................................................        (811,726)      (2,011,673)
                                                                                     -------------    -------------
                                                                                        (3,577,076)      (5,083,945)
                                                                                     -------------    -------------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A ......................................................................      32,965,780       76,438,614
    Class B ......................................................................      30,609,816       69,782,985
    Class C ......................................................................      10,299,564       14,195,305
    Institutional Class ..........................................................      12,499,528       33,740,153

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A ......................................................................       1,239,401        1,532,063
    Class B ......................................................................       1,165,677        1,098,091
    Class C ......................................................................         231,464          275,714
    Institutional Class                                                                    811,726        2,011,673
                                                                                     -------------    -------------
                                                                                        89,822,956      199,074,598
                                                                                     -------------    -------------

  Cost of shares repurchased:
    Class A ......................................................................     (26,519,452)     (22,876,413)
    Class B ......................................................................     (20,268,106)      (9,821,190)
    Class C ......................................................................      (6,108,939)      (3,335,003)
    Institutional Class ..........................................................     (14,958,647)     (32,346,885)
                                                                                     -------------    -------------
                                                                                       (67,855,144)     (68,379,491)
                                                                                     -------------    -------------
Increase in net assets derived from capital share transactions ...................      21,967,812      130,695,107
                                                                                     -------------    -------------


Net Increase (Decrease) in Net Assets ............................................     (99,940,068)     163,595,231

Net Assets:
  Beginning of year ..............................................................     286,755,668      123,160,437
                                                                                     -------------    -------------
  End of year ....................................................................   $ 186,815,600    $ 286,755,668
                                                                                     =============    =============


See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Delaware U.S. Growth Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Year Ended
                                                            10/31/01        10/31/00        10/31/99        10/31/98        10/31/97
Net asset value, beginning of period .....................  $19.390         $15.310         $11.490         $16.650         $13.820

Income (loss) from investment operations:
Net investment loss(1) ...................................   (0.045)         (0.171)         (0.161)         (0.062)         (0.060)
Net realized and unrealized gain (loss) on investments ...   (7.314)          4.843           3.981           1.272           4.250
                                                            -------         -------         -------         -------         -------
Total from investment operations .........................   (7.359)          4.672           3.820           1.210           4.190
                                                            -------         -------         -------         -------         -------


Less dividends and distributions from:
Net realized gain on investments .........................   (0.231)         (0.592)             --          (6.370)         (1.360)
                                                            -------         -------         -------         -------         -------
Total dividends and distributions ........................   (0.231)         (0.592)             --          (6.370)         (1.360)
                                                            -------         -------         -------         -------         -------

Net asset value, end of period ...........................  $11.800         $19.390         $15.310         $11.490         $16.650
                                                            =======         =======         =======         =======         =======


Total return(2) ..........................................  (38.36%)         30.84%          33.33%          10.52%          33.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..................  $66,897       $102,791         $37,771          $14,130         $6,933
Ratio of expenses to average net assets ..................    1.46%          1.60%           1.86%            1.49%          1.44%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly .................    1.70%          1.60%           1.86%            1.49%          1.44%
Ratio of net investment loss to average net assets .......   (0.30%)        (0.87%)         (1.12%)          (0.52%)        (0.38%)
Ratio of net investment loss to average net assets prior
 to expense limitation and expenses paid indirectly ......   (0.54%)        (0.87%)         (1.12%)          (0.52%)        (0.38%)
Portfolio turnover .......................................      70%           111%            132%             135%           144%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Delaware U.S. Growth Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended
                                                           10/31/01        10/31/00        10/31/99        10/31/98        10/31/97
Net asset value, beginning of period ....................  $18.200         $14.500         $10.960         $16.260         $13.610

Income (loss) from investment operations:
Net investment loss(1) ..................................   (0.138)         (0.297)         (0.253)         (0.140)         (0.160)
Net realized and unrealized gain (loss) on investments ..   (6.841)          4.589           3.793           1.210           4.170
                                                           -------         -------         -------         -------         -------
Total from investment operations ........................   (6.979)          4.292           3.540           1.070           4.010
                                                           -------         -------         -------         -------         -------

Less dividends and distributions from:
Net realized gain on investments ........................   (0.231)         (0.592)             --          (6.370)         (1.360)
                                                           -------         -------         -------         -------         -------
Total dividends and distributions .......................   (0.231)         (0.592)             --          (6.370)         (1.360)
                                                           -------         -------         -------         -------         -------

Net asset value, end of period ..........................  $10.990         $18.200         $14.500         $10.960         $16.260
                                                           =======         =======         =======         =======         =======



Total return(2) .........................................  (38.79%)         29.91%          32.39%           9.62%          32.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .................  $62,658         $92,827         $25,938          $5,418          $1,653
Ratio of expenses to average net assets .................    2.16%           2.30%           2.56%           2.19%           2.14%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly ................    2.40%           2.30%           2.56%           2.19%           2.14%
Ratio of net investment loss to average net assets ......   (1.00%)         (1.57%)         (1.82%)         (1.22%)         (1.08%)
Ratio of net investment loss to average net assets prior
 to expense limitation and expenses paid indirectly .....   (1.24%)         (1.57%)         (1.82%)         (1.22%)         (1.08%)
Portfolio turnover ......................................      70%            111%            132%            135%            144%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Delaware U.S. Growth Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                        10/31/01        10/31/00        10/31/99        10/31/98        10/31/97
Net asset value, beginning of period ..................  $19.700        $15.650          $11.830        $17.020         $14.180

Income (loss) from investment operations:
Net investment loss(1) ................................  (0.148)         (0.311)          (0.264)        (0.148)         (0.170)
Net realized and unrealized gain (loss) on investments.  (7.411)          4.953            4.084          1.328           4.370
                                                        -------         -------          -------        -------         -------
Total from investment operations ......................  (7.559)          4.642            3.820          1.180           4.200
                                                        -------         -------          -------        -------         -------

Less dividends and distributions from:
Net realized gain on investments ......................  (0.231)         (0.592)              --         (6.370)         (1.360)
                                                        -------         -------          -------        -------         -------
Total dividends and distributions .....................  (0.231)         (0.592)              --         (6.370)         (1.360)
                                                        -------         -------          -------        -------         -------

Net asset value, end of period ........................ $11.910         $19.700          $15.650        $11.830         $17.020
                                                        =======         =======          =======        =======         =======


Total return(2) ....................................... (38.78%)         29.95%           32.38%         10.04%          32.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ............... $14,959         $19,412           $6,682         $1,657            $252
Ratio of expenses to average net assets ...............   2.16%           2.30%            2.56%          2.19%           2.14%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly ..............   2.40%           2.30%            2.56%          2.19%           2.14%
Ratio of net investment loss to average net assets ....  (1.00%)         (1.57%)          (1.82%)        (1.22%)         (1.08%)
Ratio of net investment loss to average net assets prior
 to expense limitation and expenses paid indirectly ...  (1.24%)         (1.57%)          (1.82%)        (1.22%)         (1.08%)
Portfolio turnover ....................................     70%            111%             132%           135%            144%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Delaware U.S. Growth Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended
                                                           10/31/01        10/31/00        10/31/99        10/31/98        10/31/97
Net asset value, beginning of period ..................... $19.970         $15.710         $11.750         $16.860         $13.940

Income (loss) from investment operations:
Net investment loss(1) ...................................      --          (0.111)         (0.118)         (0.027)         (0.010)
Net realized and unrealized gain (loss) on investments ...  (7.549)          4.963           4.078           1.287           4.290
                                                           -------         -------         -------         -------         -------
Total from investment operations .........................  (7.549)          4.852           3.960           1.260           4.280
                                                           -------         -------         -------         -------         -------

Less dividends and distributions from:
Net realized gain on investments .........................  (0.231)         (0.592)             --          (6.370)         (1.360)
                                                           -------         -------         -------         -------         -------
Total dividends and distributions ........................  (0.231)         (0.592)             --          (6.370)         (1.360)
                                                           -------         -------         -------         -------         -------

Net asset value, end of period ........................... $12.190         $19.970         $15.710         $11.750         $16.860
                                                           =======         =======         =======         =======         =======


Total return(2) .......................................... (38.20%)         31.21%          33.79%          10.80%          33.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .................. $42,302        $71,726          $52,769         $28,606         $18,455
Ratio of expenses to average net assets ..................   1.16%          1.30%            1.56%           1.19%           1.14%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly .................   1.40%          1.30%            1.56%           1.19%           1.14%
Ratio of net investment loss to average net assets .......   0.00%         (0.57%)          (0.82%)         (0.22%)         (0.08%)
Ratio of net investment loss to average net assets prior
 to expense limitation and expenses paid indirectly ......  (0.24%)        (0.57%)          (0.82%)         (0.22%)         (0.08%)
Portfolio turnover .......................................     70%           111%             132%            135%            144%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

Notes to Financial Statements

Delaware Group Adviser Funds (The "Trust") is organized as a Delaware business trust and offers one series, the Delaware U.S. Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek to maximize capital appreciation.


1.   Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Delaware U.S. Growth Fund
October 31, 2001

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $6,468 for the year ended October 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. The earnings credits for the year ended October 31, 2001 were approximately $358. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated at a rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Effective March 1, 2001, DMC elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.10% of average daily net assets of the Fund through February 28, 2002.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions, and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.35% of the average daily net assets of the Class A shares (currently set by the Board of Trustees at 0.30%) and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by the Institutional Class.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

At October 31, 2001 the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC         $  5,200
Dividend disbursing, transfer agent fees,
 accounting and other expenses payable to DSC     200,293
Other expenses payable to DMC and affiliates       39,365

For the year ended October 31, 2001, DDLP earned $50,377 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.


3.   Investments

For the year ended October 31, 2001, the Fund made purchases of $185,957,663 and sales of $151,936,830 of investment securities other than U.S. government securities and short-term investments.

At October 31, 2001, the cost of investments for federal income tax purposes was $209,974,776. At October 31, 2001, net unrealized depreciation was $22,240,762, of which $10,649,720 related to unrealized appreciation of investments and $32,890,482 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of October 31, 2001 of $35,994,763, which may be carried forward and applied against future capital gains. Such capital loss carry forward expires on October 31, 2009.


4.   Capital Shares

Transactions in capital shares were as follows:

                                        Year Ended
                                 10/31/01        10/31/00

Shares sold:
Class A ......................  2,121,050       3,906,269
Class B ......................  2,097,322       3,772,730
Class C ......................    679,852         706,856
Institutional Class ..........    826,035       1,710,311

Shares issued upon reinvestment of
 dividends and distributions:
Class A ......................     68,988          87,347
Class B ......................     69,384          66,270
Class C ......................     12,711          15,377
Institutional Class                43,925         111,636
                               ----------      ----------
                                5,919,267      10,376,796
                               ----------      ----------

Shares repurchased:
Class A ...................... (1,822,240)     (1,158,984)
Class B ...................... (1,565,355)       (527,594)
Class C ......................   (421,738)       (163,777)
Institutional Class ..........   (992,398)     (1,589,872)
                               ----------      ----------
                               (4,801,731)     (3,440,227)
                               ----------      ----------
Net increase .................  1,117,536       6,936,569
                               ==========      ==========

Delaware U.S. Growth Fund

5. Lines of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2001, or at any time during the year.

6. Tax Information (Unaudited)

The information set forth is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2002. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2001, the Fund designates distributions paid during the year as follows:

    (A)              (B)
  Long-Term        Ordinary           Total            (C)
Capital Gains       Income        Distributions    Qualifying(1)
Distributions   Distributions      (Tax Basis)       Dividends
-------------   -------------     -------------    -------------
    100%              --               100%             --

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Adviser Funds - Delaware U.S. Growth Fund

We have audited the accompanying statement of net assets of Delaware U.S. Growth Fund (the "Fund") as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware U.S. Growth Fund at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                  /s/ Ernst & Young LLP
                                                  ---------------------
                                                  Philadelphia, Pennsylvania
December 3, 2001

Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware U.S. Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware U.S. Growth Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                       Affiliated Officers                     Contact Information

Charles E. Haldeman, Jr.                William E. Dodge                        Investment Manager
Chairman                                Executive Vice President and            Delaware Management Company
Delaware Investments Family of Funds    Chief Investment Officer, Equity        Philadelphia, PA
Philadelphia, PA                        Delaware Investments Family of Funds
                                        Philadelphia, PA                        International Affiliate
Walter P. Babich                                                                Delaware International Advisers Ltd.
Board Chairman                          Jude T. Driscoll                        London, England
Citadel Constructors, Inc.              Executive Vice President and
King of Prussia, PA                     Head of Fixed Income                    National Distributor
                                        Delaware Investments Family of Funds    Delaware Distributors, L.P.
David K. Downes                         Philadelphia, PA                        Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds    Richard J. Flannery                     Shareholder Servicing, Dividend
Philadelphia, PA                        President and Chief Executive Officer   Disbursing and Transfer Agent
                                        Delaware Distributors, L.P.             Delaware Service Company, Inc.
John H. Durham                          Philadelphia, PA                        Philadelphia, PA
Private Investor
Gwynedd Valley, PA                                                              2005 Market Street
                                                                                Philadelphia, PA 19103-7057
John A. Fry
Executive Vice President                                                        For Shareholders
University of Pennsylvania                                                      800 523-1918
Philadelphia, PA
                                                                                For Securities Dealers
Anthony D. Knerr                                                                800 362-7500
Consultant
Anthony Knerr & Associates                                                      For Financial Institutions
New York, NY                                                                    Representatives Only
                                                                                800 659-2265
Ann R. Leven
Former Treasurer                                                                Website
National Gallery of Art                                                         www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(5315)                                                        Printed in the USA
AR-101 [10/01] CG 12/01                                                    J7640